UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2012 through June 30, 2012

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

June 30, 2012 (UNAUDITED)

GPM | SEMIANNUAL REPORT

Guggenheim Enhanced Equity
Income Fund

WWW.GUGGENHEIMFUNDS.COM/GPM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE
GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

June 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended June 30, 2012.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2012, the Fund provided a total return based on market price of 18.04% and a total return based on NAV of 5.90%. As of June 30, 2012, the Fund’s last closing market price of $9.16 per share represented a discount of 1.93% to its NAV of $9.34 per share. As of December 31, 2011, the Fund’s market price of $8.16 per share represented a discount of 11.97% to its NAV of $9.27 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (formerly, Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $160 billion in assets under management and supervision.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPIM. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”), as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of June 30, 2012, the amount of leverage was approximately 28% of the Fund’s total assets.

The Fund paid quarterly distributions of $0.24 per common share in March and June of 2012. The most recent dividend represents an annualized distribution rate of 10.48% based on the Fund’s last closing market price of $9.16 as of June 30, 2012.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 23 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	June 30, 2012

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gpm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

July 31, 2012

4 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	June 30, 2012

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (formerly Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the semiannual period ended June 30, 2012.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds and other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings. At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

As part of GPIM’s strategy, the Fund is currently using financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA”) and GPIM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of June 30, 2012, the amount of leverage was approximately 28% of the Fund’s total assets. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the first half of 2012.

The economy and securities markets, both in the U.S. and around the world, were affected by uncertainty on many fronts during the first half of 2012. For the U.S. equity market, the first quarter was quite strong, with particular strength in low-yielding, riskier stocks. In the second quarter, market sentiment turned negative as concerns over the health of the euro member nations and slowing growth in China threatened the global recovery. The market weakened, and investors demonstrated a preference for lower-risk stocks with higher dividend yields.

Recent economic data cast doubt on what had previously appeared to be the movement of the U.S. economy into a self-sustaining expansion in the wake of the worst recession in generations. Retail sales for June were weak, fueling fears that the economy was stalling after gaining ground earlier this year. On the positive side, industrial production and manufacturing output edged up in June. There have even been some signs of growth in housing starts, providing the first signs of sustained good news in the housing market in several years.

In late June, the U.S. Department of Commerce confirmed the previous report that gross domestic product (GDP) grew at an annual rate of 1.9% for the first quarter of 2012, following a growth rate of 3.0% in the fourth quarter of 2011. However, a survey conducted in July 2012 by the National Association for Business Economics found that 40% of those surveyed believed the economy will grow at a rate of 2% or less over the next year. In the last survey, conducted in April 2012, just 23% expected such slow growth.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	June 30, 2012

The recovery is even less certain for international economies. While the European Central Bank has taken temporary measures to postpone an immediate crisis in Europe, structural issues remain due to unsustainable debt levels throughout the peripheral European countries. Financial weakness in Europe will likely cause the euro to continue to weaken against other developed currencies. A recession in Europe will negatively affect emerging market economies, particularly China, which rely heavily on exports.

For the six-month period ended June 30, 2012, return of the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, was 9.49%. However, returns were dramatically different in the first and second quarters: return of the S&P 500 for the quarter ended March 31, 2012 was 12.59%; for the quarter ended June 30, 2012 return was negative at -2.75%. A notable feature of the market was that performance was driven by a few of the largest capitalization stocks, particularly Apple Inc. (not held in the Fund’s portfolio, except to the extent that it is a holding of ETFs in the Fund’s portfolio), which was up more than 40% in the first half of 2012.

Market volatility is generally measured by the “VIX,” which is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 Index options. Often referred to as the “fear index” or the “fear gauge,” it represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized. A surprising feature of the market during the first half of 2012 was that, even though investors seemed fearful, the VIX index never rose above the mid-20s, much lower than recent periods.

How did the Fund perform during the first six months of 2012?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2012, the Fund provided a total return based on market price of 18.04% and a total return based on NAV of 5.90%. Past performance does not guarantee future results.

In comparison, the return of the S&P 500 was 9.49% for the six months ended June 30, 2012, and the return of CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark, was 4.78%. The BXM is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

As of June 30, 2012, the Fund’s last closing market price of $9.16 per share represented a discount of 1.93% to its NAV of $9.34 per share. As of December 31, 2011, the Fund’s market price of $8.16 per share represented a discount of 11.97% to its NAV of $9.27 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

It is encouraging to note that the Fund’s market price discount to NAV has narrowed significantly during the last six months, and the Fund traded at a premium to NAV on several days in June and early July. GPIM believes that this narrowing of the discount may reflect investors’ improving understanding of the Fund’s investment strategy, which seeks to provide long-term returns similar to the S&P 500, while seeking higher income and potentially less volatility. Risk is generally measured by the standard deviation of returns, which was 13.29% for the Fund during the first six months of 2012, compared with 13.6% for the S&P 500. The Fund’s beta, a measure of sensitivity to broad market trends, was just below one; by definition, the beta of the S&P 500 is one.

The Fund has paid a distribution of $0.24 each quarter since June 2009. The most recent dividend represents an annualized distribution rate of 10.48% based on the Fund’s last closing market price of $9.16 as of June 30, 2012. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. These letters are also posted on the Fund’s website. Additionally, GFIA produces a tax information guide for its closed-end funds. This guide may be found at www.guggenheimfunds.com/CEF.

What investment decisions had the greatest effect on the Fund’s performance?

There are three major inter-related sources of return for the Fund: security selection, strike price of covered call options and leverage.

Most of the securities held in the Fund are ETFs that track indices. Currently there is a universe of about 16 ETFs that qualify in terms of desired liquidity and correlation features from which GPIM selects portfolio investments for the Fund. These ETFs are ranked by GPIM according to a proprietary volatility valuation model, and the ETFs with the most attractive volatility risk premiums are weighted more heavily in the portfolio, with care taken to avoid excessive exposure to any industry sector.

Next is the selection of the strike price, which means the price at which an option contract can be exercised. Rather than a standard strike price, such as at-the-money (strike price the same as the price of the underlying security), which is the way some major options indices are structured, different strikes are targeted for different securities, depending on the relative valuation of volatility.

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	June 30, 2012

The final element of portfolio construction is the degree of leverage employed, which is determined based on analysis of the securities in the portfolio and the strike prices selected. In general, leverage is lower when the strike price is higher, and higher when the strike price is close to the price of the underlying security. The impact of this strategy is that the Fund has more leverage when GPIM believes volatility is most attractive. Leverage is generally maintained between 20% and 30% of the Fund’s total assets.

During the first half of 2012, security selection and strike price of options were approximately equal in contribution to the Fund’s performance, with return from the underlying portfolio slightly more important.

The first quarter of 2012, with pronounced strength in the S&P 500 and low volatility, was a particularly challenging environment for the Fund. Realized daily movements in the S&P 500 during the first quarter were generally around 9%, much lower than the 15% to 17% that has been typical of recent periods. In the second quarter, as the market weakened, volatility increased a bit, and the Fund was able to recover from the relative underperformance of the first quarter.

The ETFs in which the Fund invests have, in the aggregate, a more diverse package of underlying securities than the S&P 500, which is heavily concentrated in the largest capitalization securities. As described above, the largest capitalization stocks, especially Apple Inc., drove performance of the S&P 500 in the first quarter of 2012.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

For some time GPIM has been more optimistic than many investment managers about the U.S. economy, and recent economic growth confirms this view. GPIM believes the United States has entered a period of self-sustaining economic expansion, driven primarily by the aggressive monetary policy of the Federal Reserve, which is now being reinforced by the European Central Bank. The United States has become the economic locomotive of the global economy, and the Federal Reserve understands that U.S. growth is necessary to reduce domestic unemployment and to provide support to the struggling economies in Europe and Asia. With recession on the horizon in Europe and slowing economic growth in China, investors should expect to see a third round of quantitative easing by the Federal Reserve near the end of 2012.

For a fund such as this with a strategy that is focused on taking advantage of market volatility risk premiums, it is possible to generate positive returns in a wide range of market conditions. If the market is flat with minimal volatility, covered call options can generate income from premiums that expire without being exercised. When the equity market is strong with considerable volatility, strike prices and leverage can be adjusted to take advantage of market strength as well as volatility.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the following risks carefully.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities (including ETFs) may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	June 30, 2012

its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

The Fund may invest in “leveraged” and/or “inverse” ETFs which seek returns equal to a specified multiple of the underlying index returns for a given day. These ETFs may be more volatile and subject to greater risk than traditional ETFs. However, the longer-term returns of “leveraged” or “inverse” ETFs may have little correlation to the returns of the underlying index.

Options Risk. There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPIM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security

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QUESTIONS & ANSWERS continued	June 30, 2012

at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPIM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Counterparty Risk. The Fund will be subject to risk with respect to the counter-parties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

The Fund is subject to additional risks, including management risk, medium and smaller company risk, foreign investment risk, inflation/deflation, portfolio turnover, as well as risks from market developments, market disruption, legislation and geopolitical risk. Please see www.guggenheimfunds.com/gpm for a more detailed discussion about Fund risks and considerations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	June 30, 2012

Fund Statistics
Share Price		$9.16
Common Share Net Asset Value		$9.34
Premium/(Discount) to NAV		-1.93%
Net Assets ($000)		$177,842

Total Returns(1)
(Inception 8/25/05)	Market	NAV
Six Months	18.04%	5.90%
One Year	7.16%	8.87%
Three Year – average annual	18.36%	10.90%
Five Year – average annual	-2.43%	-4.06%
Since Inception – average annual	-0.36%	-0.35%

		% of Long-Term
Long-Term Holdings		Investments
SPDR S&P 500 ETF Trust		50.6%
SPDR Dow Jones Industrial Average ETF Trust		16.7%
SPDR S&P MidCap 400 ETF Trust		5.1%
Financial Select Sector SPDR		5.1%
Materials Select Sector SPDR		5.1%
Industrial Select Sector SPDR		5.1%
Health Care Select Sector SPDR		5.1%
Consumer Discretionary Select Sector SPDR		5.0%
ProShares Ultra S&P 500		1.3%
Energy Select Sector SPDR		0.9%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheim-funds.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

(1) Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in that Fund’s fees and expenses.

Fund Breakdown	% of Net Assets
Long-Term Investments	132.6%
Short-Term Investment	14.5%
Total Investments	147.1%
Total Value of Options Written	-2.8%
Liabilities in excess of Other Assets	-2.7%
Borrowings	-41.6%
Total Net Assets	100.0%

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2012

Number
of Shares	Description			Value
	Long-Term Investments – 132.6%
	Exchange Traded Funds (a) – 132.6%
270,700	Consumer Discretionary Select Sector SPDR			$ 11,851,246
33,900	Energy Select Sector SPDR			2,249,943
822,200	Financial Select Sector SPDR			12,020,564
314,600	Health Care Select Sector SPDR			11,954,800
335,400	Industrial Select Sector SPDR			11,963,718
340,300	Materials Select Sector SPDR			12,009,187
56,100	ProShares Ultra S&P 500			3,061,938
306,100	SPDR Dow Jones Industrial Average ETF Trust			39,355,277
875,100	SPDR S&P 500 ETF Trust			119,249,877
70,300	SPDR S&P MidCap 400 ETF Trust			12,042,390
	(Cost $230,113,776)			235,758,940
	Short-Term Investment – 14.5%
	Money Market Fund – 14.5%
25,842,673	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $25,842,673)			25,842,673
	Total Investments – 147.1%
	(Cost $255,956,449)			261,601,613
	Liabilities in excess of Other Assets – (2.7%)			(4,829,568)
	Total Value of Options Written – (2.8%) (Premiums received $4,582,483)			(4,929,783)
	Borrowings – (41.6% of Net Assets or 28.3% of Total Investments)			(74,000,000)
	Net Assets – 100.0%			$ 177,842,262
Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
	Call Options Written (b) – (2.8%)
2,707	Consumer Discretionary Select Sector SPDR	July 2012	$ 43.00	$ (316,719)
339	Energy Select Sector SPDR	July 2012	66.00	(54,918)
8,222	Financial Select Sector SPDR	July 2011	15.00	(115,108)
3,146	Health Care Select Sector SPDR	July 2012	37.00	(292,578)
3,354	Industrial Select Sector SPDR	July 2012	35.00	(365,586)
3,403	Materials Select Sector SPDR	July 2012	35.00	(272,240)
561	ProShares Ultra S&P 500	July 2012	54.00	(102,382)
3,061	SPDR Dow Jones Industrial Average ETF Trust	July 2012	128.00	(603,017)
8,751	SPDR S&P 500 ETF Trust	July 2012	135.00	(2,406,525)
703	SPDR S&P MidCap 400 ETF Trust	July 2012	167.00	(400,710)
	Total Value of Options Written – (2.8%)
	(Premiums received $4,582,483)			$ (4,929,783)

S&P – Standard & Poor’s

(a) All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Non-income producing security.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2012

Assets
Investments in securities, at value (cost $230,113,776)	$235,758,940
Short-term investments in securities, at value (cost $25,842,673)	25,842,673
Total investments, at value (cost $255,956,449)	261,601,613
Dividends receivable	89,199
Other assets	45,069
Total assets	261,735,881
Liabilities
Borrowings	74,000,000
Options written, at value (premiums received of $4,582,483)	4,929,783
Custodian bank	4,630,624
Advisory fee payable	162,636
Interest due on borrowings	5,730
Administration fee payable	5,295
Accrued expenses	159,551
Total liabilities	83,893,619
Net Assets	$177,842,262
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,047,826 shares issued and outstanding	$190,478
Additional paid-in capital	261,360,663
Net unrealized appreciation on investments and options	5,297,864
Accumulated net investment loss	(10,365,224)
Accumulated net realized loss on investments and options	(78,641,519)
Net Assets	$177,842,262
Net Asset Value (based on 19,047,826 common shares outstanding)	$9.34

See notes to financial statements.

12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended June 30, 2012 (Unaudited)	June 30, 2012

Investment Income
Dividends	$310,149
Total income		$310,149
Expenses
Advisory fee	1,079,153
Interest expense	306,976
Professional fees	64,583
Printing expense	40,634
Trustees’ fees and expenses	33,899
Fund accounting	32,979
Administration fee	31,440
Custodian fee	23,341
Insurance	11,760
NYSE listing fee	10,647
Transfer agent fee	9,175
Miscellaneous	7,735
Total expenses		1,652,322
Advisory fees waived		(119,906)
Net expenses		1,532,416
Net investment loss		(1,222,267)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		$16,838,751
Options		(8,197,432)
Net change in unrealized appreciation (depreciation) on:
Investments		1,189,978
Options		1,708,320
Net realized and unrealized gain		11,539,617
Net Increase in Net Assets Resulting from Operations		$10,317,350

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

STATEMENT OF CHANGES IN NET ASSETS	June 30, 2012

	For the
	Six Months Ended	For the
	June 30,	Year Ended
	2012 (Unaudited)	December 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(1,222,267)	$219,222
Net realized gain (loss) on investments and options	8,641,319	13,818,723
Net unrealized appreciation (depreciation) on investments and options	2,898,298	(2,767,879)
Net increase/(decrease) in net assets resulting from operations	10,317,350	11,270,066
Distributions to Common Shareholders
From and in excess of net investment income	(9,142,957)	(18,265,472)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	–	405,853
Net increase from capital share transactions	–	405,853
Total increase (decrease) in net assets	1,174,393	(6,589,553)
Net Assets
Beginning of period	176,667,869	183,257,422
End of period (including accumulated distributions in excess of net investment
income of $(10,365,224) and $0, respectively)	$177,842,262	$176,667,869

See notes to financial statements.

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended June 30, 2012 (Unaudited)	June 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$10,317,350
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(1,189,978)
Net change in unrealized appreciation on options	(1,708,320)
Net realized gain on investments	(16,838,751)
Net realized loss on options	8,197,432
Purchase of long-term investments	(890,991,190)
Proceeds from sale of long-term investments	891,525,358
Net purchase of short-term investments	(25,719,906)
Cost of written options closed	(26,408,142)
Premiums received on options written	24,636,463
Decrease in dividends receivable	527,444
Increase in other assets	(8,175)
Increase in custodian bank payable	4,630,624
Increase in interest due on borrowings	2,086
Increase in advisory fee payable	15,658
Increase in administration fee payable	347
Increase in accrued expenses	23,303
Net Cash Used by Operating Activities	$(22,988,397)
Cash Flows From Financing Activities:
Proceeds from borrowings	53,500,000
Payments on borrowings	(21,500,000)
Distributions to common shareholders	(9,142,957)
Net Cash Provided by Financing Activities	22,857,043
Net decrease in cash	(131,354)
Cash at Beginning of Period	131,354
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$304,890
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year	$7,413,712

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

FINANCIAL HIGHLIGHTS	June 30, 2012

	For the		For		For		For	For	For
	Six Months Ended		the Year		the Year		the Year	the Year	the Year
Per share operating performance	June 30,		Ended		Ended		Ended	Ended	Ended
for a share outstanding throughout	2012		December 31,		December 31,		December 31,	December 31,	December 31,
the period	(unaudited)		2011		2010		2009	2008	2007
Net asset value, beginning of period	$9.27		$9.64		$9.40		$10.24	$17.79	$18.89
Income from investment operations
Net investment income (loss) (a)	(0.06)		0.01		(0.01)		0.04	0.05	(0.10)
Net realized and unrealized gain (loss) on investments, futures, options, securities sold short, forwards
and foreign currency	0.61		0.58		1.21		0.24	(6.00)	0.60
Total from investment operations	0.55		0.59		1.20		0.28	(5.95)	0.50
Distributions to Common Shareholders
From and in excess of net investment income	(0.48)		(0.96)		(0.50)		–	(0.14)	(1.60)
Return of capital	–		–		(0.46)		(1.12)	(1.46)	–
Total distributions to common shareholders	(0.48)		(0.96)		(0.96)		(1.12)	(1.60)	(1.60)
Net asset value, end of period	$9.34		$9.27		$9.64		$9.40	$10.24	$17.79
Market value, end of period	$9.16		$8.16		$9.33		$8.52	$7.98	$15.33
Total investment return (b)
Net asset value	5.90%		6.78%		13.95%		3.51%	-35.09%	2.54%
Market value	18.04%		-2.42%		22.18%		22.85%	-39.88%	-8.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$177,842		$176,668		$183,257		$178,680	$194,666	$338,072
Ratios to average net assets:
Net operating expense ratio, including fee waivers	1.37	%(d)	1.38%		1.57%		1.77%	1.41%	1.50%
Interest expense	0.34	%(d)	0.28%		0.16%		N/A	N/A	N/A
Dividends paid on securities sold short	N/A		N/A		0.07%		0.65%	0.85%	1.31%
Total net expense ratio	1.71	%(c)(d)	1.66	%(c)	1.80	%(c)	2.42%	2.26%	2.81%
Gross operating expense ratio, excluding fee waivers	1.50	%(d)	1.51%		1.64%		1.77%	1.41%	1.50%
Interest expense	0.34	%(d)	0.28%		0.16%		N/A	N/A	N/A
Dividends paid on securities sold short	N/A		N/A		0.07%		0.65%	0.85%	1.31%
Total gross expense ratio	1.84	%(c)(d)	1.79	%(c)	1.87	%(c)	2.42%	2.26%	2.81%
Net investment income (loss) ratio	(1.36	)%(d)	0.12%		(0.15)%		0.38%	0.36%	(0.55)%
Net investment income (loss) ratio, excluding fee waivers	(1.49	)%(d)	(0.01)%		(0.22)%		0.38%	0.36%	(0.55)%
Portfolio turnover(e)	367%		405%		497	%(f)	256%	223%	323%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$74,000		$42,000		$50,500		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(g)	$3,403		$5,206		$4,629		N/A	N/A	N/A

N/A	Not applicable
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.27% for the six months ended June 30, 2012, and 0.21% and 0.28% for the years ended December 31, 2011 and 2010.

(d)	Annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2012

Note 1 – Organization:

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over-the-counter (“OTC”) market on which they are traded. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in less active markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 2 or Level 3 securities during the period ended June 30, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Exchange Traded Funds	$235,759	$–	$–	$235,759
Money Market Fund	$25,843	$–	$–	$25,843
Total	$261,602	$–	$–	$261,602
Liabilities:
Call Options Written	$4,930	$–	$–	$4,930
Total	$4,930	$–	$–	$4,930

There were no transfers between levels during the period ended June 30, 2012.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

(c) Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is possible that a substantial portion of the distributions paid during a calendar year could ultimately be classified as return of capital for income tax purposes.

(e) Recent Accounting Pronouncement

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-04 (“ASU”), modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The Fund has adopted the disclosures required by this update.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both Guggenheim Funds and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser. The Fund does not compensate its officers, trustees and/or employees who are officers of the Adviser.

The Adviser and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets (net assets plus any assets attributable to financial leverage).

Continuing for so long as the Sub-Adviser of the Fund is an affiliate of Guggenheim Funds, Guggenheim Funds has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Guggenheim Funds an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Advisory fees of $119,906 were waived for the period ended June 30, 2012.

As compensation for services under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an amount equal to 0.40% of the average daily value of the Fund’s total managed assets.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Fund. As compensation for its services performed under the Fund Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of June 30, 2012 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$262,724,375	$5,645,164	$(6,767,926)	$(1,122,762)	$(347,300)

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Tax components of the following balances as of December 31, 2011 (the most recent fiscal year end for federal income tax purposes) are as follows:

December 31, 2011
Accumulated Capital and Other Losses	$(80,514,912)

For the year ended December 31, 2011, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2011
Ordinary Income*	$18,265,472

*Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

As of December 31, 2011, for federal income tax purposes, the Fund utilized $20,584,767 of capital loss carryforward (“CLCF”). The Fund has a remaining CLCF of $80,514,912 available to offset possible future capital gains and will expire December 31, 2017. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.When the Fund utilizes CLCF’s to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

For the period ended June 30, 2012, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $890,991,190 and $891,525,358, respectively.

Note 6 – Derivatives:

The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy primarily by utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2012.

	Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$ –	Options written, at value	$4,930
Total		$ –		$4,930

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

The following table presents the effect of derivatives on the Statement of Operations for the period ended June 30, 2012.

Effect of Derivative Instruments on the Statement of Operations:
($000s)
Change in
	Amount of	Unrealized
	Realized Gain/	Appreciation/
	(Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$(8,197)	$1,708
Total	$(8,197)	$1,708

Transactions in written call option contracts for the period ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	28,741	$ 5,570,442
Options written, during the period	191,397	24,636,463
Options expired, during the period	(29,622)	(2,595,416)
Options closed, during the period	(103,529)	(15,615,294)
Options exercised, during the period	(52,740)	(7,413,712)
Options outstanding, end of period	34,247	$ 4,582,483

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,047,826 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	June 30, 2012	December 31, 2011
Beginning shares	19,047,826	19,005,240
Shares issued through dividend reinvestment	–	42,586
	19,047,826	19,047,826

Note 8 – Borrowing:

On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. The counterparty has agreed to provide secured financing to the Fund up to a maximum of $85,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the actual amount borrowed, which is included on the Statement of Operations. As of June 30, 2012, there was $74,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility at June 30, 2012, was $60,840,659 with a related average interest rate of 1.00%. The maximum amount outstanding during the period was $74,000,000. As of June 30, 2012, the market value of the securities segregated as collateral is $235,758,940.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Regulatory Matters:

The Adviser has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund.

Note 11 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 4, 2012. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Withheld
Randall C. Barnes	17,776,661	347,765
Roman Friedrich III	17,684,016	440,410
Ronald A. Nyberg	17,739,867	384,559

The other Trustees of the Fund whose terms did not expire in 2012 are Robert B. Karn III, Ronald E. Toupin, Jr. and Donald C. Cacciapaglia.

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*,			Number of
Year of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the	Fund Complex***	Other Directorships
with Registrant	of Time Served	Past Five Years and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President &	55	None
Year of Birth: 1951		Treasurer, PepsiCo. Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, Ltd., a mining	50	Director of Blue Sky Uranium Corp.
Year of Birth: 1946		and metals investment bank (1998 – present). Formerly, Senior Managing		(2011-present), Zincore Metals, Inc.
Trustee		Director of MLV & Co., LLC, an investment bank and institutional		(2009-present). Previously, Director
		broker-dealer specializing in capital intensive industries such as energy,		of Axiom Gold and Silver Corp.
		metals and mining (2010 – 2011).		(2011-2012), Stratagold Corp. (2003-
2009); Gateway Gold Corp.
(2004-2008) and GFM Resources
Ltd. (2005-2010).
Robert B. Karn III	Since 2011	Consultant (1998-present). Previously, Managing Partner, Financial and	50	Director of Peabody Energy
Year of Birth: 1942		Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).		Company (2003-present), GP
Trustee				Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	57	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	54	Trustee, Bennett Group of Funds
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee, Chairman		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

[Missing Graphic Reference]

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2012

Name, Address*,			Number of
Year of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the	Fund Complex***	Other Directorships
with Registrant	of Time Served	Past Five Years and Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	President and Chief Executive Officer of Guggenheim Funds Distributors,	50	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		LLC and President and Chief Executive Officer of Guggenheim Funds		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Investment Advisors, LLC (2010 – present); Chief Executive Officer of		and Rydex Variable Trust
Executive Officer		funds in the Fund Complex and President and Chief Executive Officer of		(2012-present); Independent
		funds in the Rydex fund complex (2012-present). Formerly, Chief		Board Member, Equitrust Life
		Operating Officer of Guggenheim Partners Asset Management, LLC		Insurance Company, Guggenheim
		(2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and		Life and Annuity Company, and
		Channel Capital Group LLC (2002-2010); Managing Director of		Paragon Life Insurance Company
		PaineWebber (1996-2002)		of Indiana.

* Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

*** The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

† Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Executive Officers

The executive officers of the Guggenheim Enhanced Equity Income Fund who are not trustees and their principal occupations during the past five years:

Name, Address*,
Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Kevin M. Robinson	Since 2008	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of birth: 1959		Distributors, LLC and Guggenheim Funds Services, LLC (2007-present). Chief Legal Officer and/or Chief Executive
Chief Legal Officer		Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate
Secretary of NYSE Euronext, Inc. (2000-2007).
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC
Year of Birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Financial Officer
and Treasurer
Ann E. Edgeworth	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation
Year of Birth: 1961		(2007-2011); Director, Investors Bank & Trust (2004-2007).
Interim Chief Compliance Officer
Mark E. Mathiasen	Since 2009	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President;
Year of Birth: 1978		Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain other funds in
Secretary		the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	June 30, 2012

On May 16, 2012, the Board of Trustees (the “Board”) of Guggenheim Enhanced Equity Income Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Contract Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Guggenheim Partners Asset Management, LLC, n/k/a Guggenheim Partners Investment Management, LLC, an affiliate of Guggenheim (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the initial request and to subsequent requests for additional information. Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of each of the Adviser and the Sub-Adviser in connection with the Advisory Agreements and information about the compliance programs of the Adviser and the Sub-Adviser, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and Committee concluded that it was in the best interests of the Fund that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Committee considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Fund’s prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, Chairman of the Board, Chief Executive Officer and President of GFIA, as an “interested” Trustee for the Fund, and his proposed election by the Board as the Fund’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Committee also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Committee also took into account the guaranty agreement between the Fund and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreement and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Committee also discussed the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	June 30, 2012

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year, three-year, five-year and since-inception periods ended December 31, 2011. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a covered call strategy. The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended December 31, 2011. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Committee noted that while the Fund’s expense ratio was above the median expense ratio of the peer group of funds, none of the other unaffiliated funds within the peer group of funds employ leverage. In addition, the Committee observed that the Fund’s net advisory fee (applicable to managed assets) was below the median advisory fee of the peer group of funds and also reflected the Adviser’s agreement to waive ten basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Committee did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In its consideration of the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee considered the Sub-Adviser’s representation that there has not been any material adverse change to its financial condition since the last time its financial information was provided to Committee members.

The Committee also discussed the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that while the Fund underperformed the average return of its peer group of funds on an NAV basis for the five-year and three-year periods, the Fund outperformed the average return of the peer group of funds for the one-year and three-month periods ended December 31, 2011, on both an NAV and market price basis. The Committee observed that the Fund also outperformed all covered call [closed-end] funds for the same two periods on an NAV and market price basis. In addition, the Committee took into account that for the one year ended December 31, 2011, the Fund outperformed the S&P 500 Index by 4.67% and the CBOE BuyWrite Index by 1.06%. Also relevant to the Committee’s evaluation was the information from management showing that since GPAM assumed management of the Fund in June 2010, the Fund has returned 22.37% to investors, ranking second in its peer group of funds and returning 5.66% above the average of the peer group of funds, 5.76% above the 16.60% return of the S&P 500 Index and 6.29% above the 16.08% return of the CBOE BuyWrite Index. The Committee determined that the Fund’s performance was acceptable.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee also reviewed the level of sub-advisory fees payable to GPAM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted that the Fund’s sub-advisory fee was lower than the Sub-Adviser’s standard client pricing for equity investing.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	June 30, 2012

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered information provided by management concerning the revenues the Sub-Adviser received under the Sub-Advisory Agreement as well as the estimated expenses incurred by the Sub-Adviser in providing services to the Fund and its pre-tax return on revenue. The Committee considered management’s representation that the Sub-Adviser’s operating margins were within the industry range and determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

The Committee considered other benefits derived by the Sub-Adviser from its relationship to the Fund and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Fund has provided new product development opportunities.

Economies of Scale to be Realized: The Committee noted that the sub-advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Committee did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received an that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2012

Board of Trustees	Executive Officers	Investment Adviser	Accounting Agent and
Randall C. Barnes	Donald C. Cacciapaglia	and Administrator	Custodian
	Chief Executive Officer	Guggenheim Funds	The Bank of
Donald C. Cacciapaglia*		Investment	New York Mellon
	Kevin M. Robinson	Advisors, LLC	New York, New York
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois
Legal Counsel
Robert B. Karn III	John Sullivan	Investment Sub-Adviser	Skadden, Arps, Slate,
	Chief Accounting Officer,	Guggenheim Partners	Meagher & Flom LLP
Ronald A. Nyberg	Chief Financial Officer	Investment	New York, New York
	and Treasurer	Management, LLC
Ronald E. Toupin, Jr.,		Santa Monica, California	Independent Registered
Chairman	Ann E. Edgeworth		Public Accounting Firm
	Interim Chief		Ernst & Young LLP
* Trustee is an “interested	Compliance Officer		Chicago, Illinois
person” (as defined in
Section 2(a)(19) of the 1940	Mark E. Mathiasen
Act) (“Interested Trustee”)	Secretary
of the Fund because of his
position as the President
and CEO of the Adviser.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheimfunds/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC
(08/12)	CEF-GPM-SAR-0612
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:             /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          September 5, 2012

By:               /s/John Sullivan

Name:          John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          September 5, 2012